UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2019

Golub Capital Investment Corporation

(Exact name of Registrant as Specified in Its Charter)

MARYLAND	814-01128	47-1893276
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

666 Fifth Avenue, 18th Floor, New York, NY	10103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 16, 2019, Golub Capital BDC, Inc., a Delaware corporation (“GBDC”), completed its previously announced acquisition of Golub Capital Investment Corporation, a Maryland Corporation (the “Company”), pursuant to that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of November 27, 2018, by and among the Company, GBDC, Fifth Ave Subsidiary Inc., a Maryland corporation and wholly owned subsidiary of GBDC (“Merger Sub”), GC Advisors LLC, a Delaware limited liability company and investment adviser to each of the Company and GBDC (“GC Advisors”), and, for certain limited purposes, Golub Capital LLC. Pursuant to the Merger Agreement, Merger Sub was first merged with and into the Company, with the Company as the surviving corporation (the “Initial Merger”), and, immediately following the Initial Merger, the Company was then merged with and into GBDC, with the GBDC as the surviving company (the Initial Merger and the subsequent merger, collectively, the “Merger”). As a result of, and as of the effective time of, the Merger, the Company’s separate existence ceased.

In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of the Company’s common stock was converted into the right to receive 0.865 shares of GBDC’s common stock (with the Company’s stockholders receiving cash in lieu of fractional shares of GBDC’s common stock). As a result of the Merger, GBDC will issue an aggregate of approximately 71,779,964 shares of its common stock to former stockholders of the Company prior to any adjustment for the former stockholders of the Company receiving cash in lieu of fractional shares.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K filed on November 28, 2018, Amendment No. 1 to Agreement and Plan of Merger, a copy of which was filed by GBDC as Exhibit (4)(b) to its Registration Statement on Form N-14 filed on December 21, 2018, and Amendment No. 2 to Agreement and Plan of Merger, a copy of which was filed by GBDC as Exhibit (4)(c) to Pre-Effective Amendment No.1 to its Registration Statement on Form N-14 filed on July 11, 2019 (collectively, the “Registration Statement”), all of which are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information required by Item 3.03 is contained in Items 2.01 and is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, each of the named executive officers and directors of the Company ceased to be named executive officers and directors of the Company as of the effective time of the Merger (and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices).

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results of the combined company following the Merger and involve a number of risks and uncertainties. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by the Company with the Securities and Exchange Commission (“SEC”). Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability to realize the anticipated benefits of the Merger, the effect that the consummation of the Merger may have on the trading price of the combined company’s common stock on The Nasdaq Global Select Market, the combined company’s plans, expectations, objectives and intentions as a result of the Merger, the business prospects of the combined company and the prospects of its portfolio companies, actual and potential conflicts of interests with GC Advisors and other affiliates of Golub Capital LLC, general economic and political trends and other factors, the dependence of the combined company’s future success on the general economy and its effect on the industries in which they invest, and future changes in laws or regulations and interpretations thereof. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER

2.1	Agreement and Plan of Merger by and among Golub Capital BDC, Inc., Golub Capital Investment Corporation, Fifth Ave Subsidiary Inc., GC Advisors, LLC, and solely for purposes of Section 1.9, Golub Capital LLC, dated as of November 27, 2018 (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed on November 28, 2018).

2.2	Amendment No. 1 to Agreement and Plan of Merger by and among Golub Capital BDC, Inc., Golub Capital Investment Corporation, Fifth Ave Subsidiary Inc., GC Advisors, LLC, and solely for purposes of Section 1.9, Golub Capital LLC, dated as of December 21, 2018 (Incorporated by reference to Exhibit (4)(b) to GBDC’s Registration Statement on Form N-14, filed on December 21, 2018).

2.3	Amendment No. 2 to Agreement and Plan of Merger by and among Golub Capital BDC, Inc., Golub Capital Investment Corporation, Fifth Ave Subsidiary Inc., GC Advisors, LLC, and solely for purposes of Section 1.9, Golub Capital LLC, dated as of July 11, 2019 (Incorporated by reference to Exhibit (4)(c) to GBDC’s Pre-Effective Amendment No.1 to the Registration Statement on Form N-14, filed on July 11, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL INVESTMENT CORPORATION

Date: September 16, 2019	By:	/s/ Ross A. Teune
	Name:	Ross A. Teune
	Title:	Chief Financial Officer